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                                           Exhibit 23.1

                             ACCOUNTANTS' CONSENT

The Board of Directors
CapStar Hotel Company

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

      /s/ KPMG PEAT MARWICK LLP

Washington, D.C.
February 19, 1997